UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 06, 2025

DYNARESOURCE, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-30371	94-1589426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Urban Towers 222 W. Las Colinas Blvd. Suite 1910 - North Tower
Irving, Texas		75039
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 869-9400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 6, 2025, DynaResource, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the election of directors and the other proposals described in the Company’s Proxy Statement as filed on Schedule 14A on November 12, 2024 (as supplemented on December 10, 2024). The final results for the votes cast with respect to each proposal are set forth below.

Proposal 1

The common stockholders voting together as a single class elected each of K. W. (“K.D.”) Diepholz, Dr. Quinton Hennigh, Brent Omland, Rohan Hazelton, Maria Virginia Anzola and Dale G. Petrini to serve as Class I Directors until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until their earlier death, resignation or removal, by the following vote:

Nominee	For	Withheld	Broker Non-Votes
K. W. (“K.D.”) Diepholz	19,521,002	185,868	1,575,476
Dr. Quinton Hennigh	19,324,323	371,547	1,575,476
Brent Omland	19,595,285	111,585	1,575,476
Rohan Hazelton	19,292,872	413,998	1,575,476
Maria Virginia Anzola	19,595,285	111,585	1,575,476
Dale G. Petrini	16,394,978	3,311,892	1,575,476

Proposal 2

The Class C Preferred stockholders, voting together as a single class, elected Philip A. Rose to serve as a Class II Director until the next annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal, by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Philip A. Rose	2,224,349	-_	-

Proposal 3

The holders of the Company’s common stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting together as a single class, approved the DynaResource, Inc. 2024 Amended and Restated Equity Incentive Plan by the following vote:

For	Against	Abstentions	Broker Non-Votes
23,797,145	197,004	249,865	1,575,476

Proposal 4

The holders of the Company’s common stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting together as a single class, ratified the appointment of Davidson & Company LLP as the Company’s Independent Registered Public Accounting Firm for the 2024 fiscal year by the following vote:

Votes For	Votes Withheld	Abstentions	Broker Non-Votes
25,794,991	24,499	-	-

Item 8.01 Other Events.

On January 10, 2025, the Company issued a press release announcing the results of the votes at the Annual Meeting of Stockholders held on January 6, 2025. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	DynaResource, Inc. 2024 Amended and Restated Equity Incentive Plan

99.1	Press Release issued on January 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DynaResource, Inc.

Date:	January 10, 2025	By:	/s/ Rohan Hazelton
Rohan Hazelton Chief Executive Officer